                                                              FILE NO. 333-13649
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1607
                                     DATED: OCTOBER 31, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY            3 Month


TRADE DATE:               October 31, 1997


SETTLEMENT DATE:          November 5, 1997


MATURITY DATE:            November 5, 1999


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -0.010%


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Quarterly


INTEREST PAYMENT DATES:   Quarterly on the 5th of February, May, August and November, through
                          Maturity, subject to Modified Following Business Day Convention.


INITIAL INTEREST RATE:    5.74%


FORM:                     Book-entry

